FORM N-1A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Post-Effective Amendment No. 68 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 59 ☒

MIDAS DOLLAR RESERVES, INC.
(Exact Name of Registrant as Specified in Charter)

11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
(Address of Principal Executive Offices) (Zip Code)

1-212-480-6432
(Registrant's Telephone Number, including Area Code)

Thomas B. Winmill
11 Hanover Square, New York, NY 10005
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on (date) pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(ii) of Rule 485
☐	on (date) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A. Prospectus

● MIDAS PERPETUAL PORTFOLIO
● MIDAS FUND ● MIDAS SPECIAL FUND

This prospectus, dated [________], contains information you should know about Midas Perpetual Portfolio, Inc. (formerly known as Midas Dollar Reserves, Inc.), Midas Fund, Inc., and Midas Special Fund, Inc. (each, a “Fund”) before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

What are the investment objectives of the Midas Funds?

MIDAS PERPETUAL PORTFOLIO seeks to preserve and increase the purchasing power value of its shares over the long term.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS SPECIAL FUND seeks capital appreciation.

What are the principal investment strategies of the Midas Funds?

MIDAS PERPETUAL PORTFOLIO invests a fixed target percentage of its total assets in each of the following investment categories: gold and silver; Swiss franc assets; hard asset securities; large capitalization growth stocks; and dollar assets. Gold and silver investments include bullion, bullion type coins, and exchange traded funds that invest therein (“ETFs”). Swiss franc assets include Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity. Hard asset securities include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals). Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $100 billion with growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks. Dollar assets include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar denominated assets such as the obligations of U.S. government agencies and instrumentalities, high grade, short term, corporate bonds and banker’s acceptances. The average length to maturity of the Fund’s dollar assets will not exceed fifteen years and corporate bonds will have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty four months or less.

MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources (“Natural Resources Companies”) and (ii) gold, silver, and platinum bullion. Up to 35% of the Fund’s assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and fixed income securities of any issuers, including U.S. Government Securities. The Fund may invest in domestic or foreign companies of any size. The Fund seeks companies with attractive fundamentals and often looks at company characteristics such as people, projects, and pricing. A stock is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund’s investment objective, or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options and short sales, and may use leverage to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.

MIDAS SPECIAL FUND invests solely for capital appreciation. The Fund may invest in any security type (i.e. common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. Generally, the Fund seeks quality companies with unique combinations of strength in operations, products, and finances. A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions. In seeking to enhance returns, the Fund may use futures, options, and short sales, and may use leverage to the extent permitted under the 1940 Act. The Fund employs seasonal and other timing strategies (as described under Midas Special Fund’s “Principal Investment Objectives, Strategies, and Risks”) and, from time to time, may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, it may not achieve its investment objective.

What are the principal risks of investing in the Midas Funds?

The Funds are subject to the following risks:

Foreign Investment. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately.

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Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund’s portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Non-Diversification. The Funds are non-diversified, which means that more than 5% of a Fund’s assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Midas Fund and Midas Special Fund are also subject to the following risks:

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s investment. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of each Fund’s total assets. These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Short Selling, Options, and Futures Transactions. The Funds may engage in short selling up to 100% of their net assets, and they may engage in options and futures transactions subject to cover requirements (see “Cover for Options, Futures, and Forward Currency Contract Strategies” in the Statement of Additional Information (“SAI”) for more information). There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on a Fund’s performance.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid.

Midas Fund and Midas Perpetual Portfolio are also subject to the following risks:

Concentration. The Funds are subject to industry concentration risk, which is the risk that a Fund’s performance can be significantly affected by the developments in the precious metals and natural resources industries.

Investments in Gold, Silver, Platinum, and Other Precious Metals. Investment in gold, silver, platinum and other precious metals are considered speculative. The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold, silver, platinum, and other precious metals. These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other precious metals could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

Natural Resource Companies. Natural resource companies can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events, and economic conditions. The operations and financial performance of natural resources companies may be directly affected by the prices of the indicated commodities, especially those natural resources companies for whom the commodities they own are significant assets. The stock prices of natural resources companies may experience greater price volatility than other types of common stocks.

Depletion and Exploration Risk. To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long term contracts to acquire reserves. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

In-Kind Redemptions. A Fund may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Fund’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

Midas Special Fund and Midas Perpetual Portfolio are also subject to the following risks:

Fixed Income Securities. The Funds may invest in fixed income securities that are affected by interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities. Fixed income securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

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Midas Perpetual Portfolio is also subject to the following risks:

Swiss Franc Assets. The Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default and their credit quality is not rated by U.S. rating agencies.

Real Estate Companies. Any decline in the general level of prices of real estate would be expected to have an adverse impact on these stocks. The prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

PAST PERFORMANCE

The bar charts below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year. The tables below compare each Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices and in so doing also reflect the risks of investing in the Funds. The Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) is an index that is unmanaged and includes 500 common stocks of large companies. The Morningstar Specialty Fund-Precious Metals Average (“PMA”) is an equally weighted average of the managed precious metals funds tracked by Morningstar. The Russell 2000 Index is an index that is unmanaged and includes approximately 2,000 common stocks of small companies. The Lipper U.S. Government Money Market Funds Average (“LMMFA”) is a straight average of all money market funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar weighted average maturities of less than 90 days, and which intend to keep a constant NAV.

Midas Dollar Reserves, Inc. ceased operations as a money market fund on [______]. On that date, Midas Dollar Reserves, Inc. changed its name to the Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks described in “Principal Investment Objectives, Strategies, and Risks – Midas Perpetual Portfolio.” The Fund expects that there will be a transition investment period of up to three months from the date of this prospectus before it is fully invested in accordance with its investment objective and policies. The performance included in the bar chart and table below for the periods commencing on or before [______] reflects Midas Perpetual Portfolio’s performance as a money market fund. The performance information shown also reflects the fees and expenses of the Fund as a money market fund.

Both the bar charts and the tables below assume reinvestment of dividends and other distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

MIDAS FUND – Year-by-year total return as of 12/31 each year (%)

Best Quarter: 1/1/02-3/31/02 32.63%
Worst Quarter: 1/1/00-3/31/00 (23.53)%

Average annual total returns for the periods ended December 31, 2007

	1 Year	5 Years	10 years
Return Before Taxes	31.70%	29.96%	10.39%
Return After Taxes on Distributions	31.62%	29.91%	10.37%
Return After Taxes on Distributions and Sale of Fund Shares	20.60%	26.94%	9.29%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	5.49%	12.83%	5.91%
PMA (reflects no deduction for fees, expenses, or taxes)	22.93%	23.88%	16.08%

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MIDAS SPECIAL FUND – Year-by-year total return as of 12/31 each year (%)

Best Quarter: 10/1/99-12/31/99 35.37%
Worst Quarter: 7/1/98/-9/30/98 (27.47)%

Average annual total returns for the periods ended December 31, 2007

	1 Year	5 Years	10 years
Return Before Taxes	14.28%	8.18%	(0.68)%
Return After Taxes on Distributions	14.28%	8.18%	(1.10)%
Return After Taxes on Distributions and Sale of Fund Shares	9.28%	7.11%	(0.80)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	5.49%	12.83%	5.91%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(1.57)%	16.25%	7.08%

MIDAS PERPETUAL PORTFOLIO – Year-by-year total return as of 12/31 each year (%)

Best Quarter: 7/1/00-9/30/00 1.54%
Worst Quarter: 7/1/03-9/30/03 0.01%

Average annual total return for the periods ended December 31, 2007

	1 Year	5 Years	10 Years
Midas Perpetual Portfolio	4.00%	1.98%	2.84%
LMMFA	4.41%	2.44%	3.23%

The returns shown above include the effect of reinvesting dividends and capital gains distributions. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as individual retirement accounts (“IRAs”) or health savings accounts (“HSAs”).

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

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Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee within 30 days of purchase	1.00%

Your account will be charged a $20 small account fee if its value on the next to last Business Day (as defined on page [12]) of the calendar year is less than $500, unless it is an IRA, an HSA, or you participate in the Midas Automatic Investment Program.

Annual Fund Operating Expenses (expenses as % of average daily net assets that are deducted from Fund assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses**	Total Annual Fund Operating Expenses	Fee Waiver	Net Expenses
Midas Fund	0.99%	0.25%	1.19%	2.43%	0.00%	2.43%
Midas Special Fund	0.95%	1.00%	2.11%	4.06%	0.00%	4.06%
Midas Perpetual Portfolio*	0.50%	0.25%	1.16%	1.91%	0.75%	1.16%

* With respect to Midas Perpetual Portfolio, the investment manager has contractually agreed to waive the fees payable under the investment management agreement for the period from April 29, 2008 to April 29, 2009. The distributor has also contractually agreed to waive the fees payable under the distribution agreement and the Rule 12b-1 plan of distribution for the period from April 29, 2008 to April 29, 2009. Both the investment manager and the distributor may continue such waivers after April 29, 2009 but are not contractually obligated to do so.

** Includes the reimbursement by each Fund to the investment manager for providing certain compliance and accounting services at cost as authorized by the Board of Directors, and interest and fees on borrowings.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. With respect to Midas Perpetual Portfolio, the investment manager and the distributor have contractually agreed to waive the fees payable under their respective agreements for the period from April 29, 2008 to April 29, 2009 which is reflected in the One Year amount and the first year of the Three, Five, and Ten Years amounts (both the investment manager and the distributor may continue such waivers after April 29, 2009 but are not contractually obligated to do so). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Midas Fund	$246	$758	$1,296	$2,766
Midas Special Fund	$408	$1,235	$2,078	$4,256
Midas Perpetual Portfolio	$118	$527	$962	$2,172

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

MIDAS PERPETUAL PORTFOLIO seeks to preserve and increase the “purchasing power” value of its shares over the long term.

The investment strategy of the Fund acknowledges a broad range of economic possibilities and seeks to incorporate investments appropriate for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Fund.

In pursuit of its investment objective, the Fund invests a fixed “Target Percentage” of its total assets in each of the following categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss Franc Assets	10%
Hard Asset Securities	15%
Large Capitalization Growth Stocks	15%
Dollar Assets	35%
Total	100%

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The Fund will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds one-tenth of the Target Percentage. The Fund’s investment manager does not attempt to anticipate short term changes in the general price level of any investment category. See “The Funds’ Investment Programs – Strategic Portfolio Adjustment” in the SAI for a discussion of those circumstances that might result in a delay in portfolio adjustments. The Fund’s investments in: gold may consist of gold bullion and bullion type coins, such as American Eagle gold coins and Canadian Maple Leaf gold coins and ETFs; silver may consist of silver bullion and bullion type coins and ETFs; Swiss franc assets may consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland; hard assets securities include securities of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals); large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $100 billion with growth in revenues, earnings, or other similar measure and may include options, warrants, and similar derivatives on such stocks; dollar assets may include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar denominated assets such as the obligations of U.S. government agencies and instrumentalities, high grade, short term, corporate bonds and banker’s acceptances. The average length to maturity of the Fund’s dollar assets will not exceed fifteen years and corporate bonds will have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty four months or less.

Under the federal tax law, if the Fund earns more than 10% of its gross income in any taxable year from gains resulting from selling precious metals, it will lose its status as a regulated investment company and pay taxes. See “Distributions and Taxes” in the SAI. If the Fund generates such gains, it may pay such taxes or, to reduce such income, hold its precious metals or sell them at a loss, or sell securities at a gain, when for investment reasons it would not otherwise do so.

Midas Perpetual Portfolio is subject to the following Principal Risks:

Investments in Gold and Silver. Investment in gold and silver are considered speculative. The price of gold has fluctuated widely over the past several years and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations. The price of silver has also fluctuated widely over the past several years. Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.

Bullion and coins do not generate income, unless loaned and their returns to the Fund are from gains or losses realized upon sale. Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold or silver will maintain its long term value in terms of purchasing power in the future. In the event that the price of gold or silver declines, the Fund expects the value of its investments to decline proportionately.

Natural Resource Companies. Natural resource companies can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events, and economic conditions. The oil, gas, coal, metals, and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The operations and financial performance of natural resources companies may be directly affected by the prices of the indicated commodities, especially those natural resources companies for whom the commodities they own are significant assets. Sustained declines in demand for the indicated commodities could adversely affect the financial performance of natural resources companies over the long term. The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. The stock prices of natural resources companies may experience greater price volatility than other types of common stocks. It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole.

Depletion and Exploration Risk.  Many natural resources companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing, and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long term contracts to acquire reserves. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Foreign Investment.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

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Fixed Income Securities. The Fund may invest in dollar assets and Swiss franc assets that are affected by interest rates. When interest rates rise, the prices of bonds typically fall. Longer term bonds are generally more sensitive interest rate changes than shorter tem bonds. Fixed income securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality. Generally, investments in securities issued by U.S. government agencies and instrumentalities may have different degrees of government backing as to principal or interest, but are not backed by the full faith and credit of the U.S. government. These issues may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the U.S. Treasury.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Real Estate Companies. Any decline in the general level of prices of real estate would be expected to have an adverse impact on these stocks. The prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

In-Kind Redemptions. To avoid liability for corporate federal income tax, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends, and gains on sales of securities. Gains on sales of gold and silver by the Fund would not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Fund to adhere to its Target Percentages as described under Midas Perpetual Portfolio’s “Principal Investment Objectives, Strategies, and Risks”) could subject the Fund to liability for corporate federal income tax. To try to reduce sales of gold and silver and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Fund’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

Market. The Fund is subject to market risk related to fluctuations in the value of the Fund’s portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Growth Stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund’s assets may be invested in the securities of one issuer. As a result, the Fund may invest its assets in a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Swiss Franc Assets. The Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default and their credit quality is not rated by U.S. rating agencies.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

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MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund will invest at least 65% of its total assets in Natural Resources Companies and gold, silver, and platinum bullion. Up to 35% of the Fund’s total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. Government Securities. The Fund may invest in both domestic or foreign companies of any size. The Fund seeks companies with attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.

Natural resources include ferrous and non-ferrous metals (such as iron, aluminum, and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil, and natural gas), chemicals, forest products, real estate, food products, and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company’s mining, processing, and fabricating costs and techniques, the quantity of a company’s unmined reserves, quality of management, and marketability of a company’s equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment’s income generating capacity as well. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund’s investment objective, or when the Fund must meet redemptions. When seeking to achieve its secondary objective of current income, the Fund normally invests in fixed income securities of issuers with investment grade ratings.

The Fund may invest in certain derivatives such as options, futures, and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. The Fund may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short selling. Additionally, the Fund may invest in special situations such as restricted securities, or securities of companies undergoing extraordinary or possibly one time events such as reorganizations or liquidations.

The Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Midas Fund is subject to the following Principal Risks:

Concentration. The Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by the developments in the precious metals and resource industries.

Investments in Gold, Silver, Platinum, and Other Precious Metals. Investment in gold, silver, platinum and other precious metals are considered speculative. The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold, silver, platinum, and other precious metals. These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other precious metals could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

The price of gold has fluctuated widely in the past and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations. The price of silver has also fluctuated widely in the past. Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.

Bullion and coins do not generate income, unless loaned and their returns to the Fund are from gains or losses realized upon sale. Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold, silver, platinum, or other precious metals will maintain their long term value in terms of purchasing power in the future. In the event that the prices of gold, silver, platinum, or other precious metals decline, the Fund expects the value of its investments to decline proportionately.

Natural Resource Companies. Natural resource companies can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events and economic conditions. The oil, gas, coal, metals, and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The operations and financial performance of natural resources companies may be directly affected by the prices of the indicated commodities, especially those natural resources companies for whom the commodities they own are significant assets. Sustained declines in demand for the indicated commodities could adversely affect the financial performance of natural resources companies over the longterm. The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The stock prices of natural resources companies may experience greater price volatility than other types of common stocks. It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole.

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Depletion and Exploration Risk. Many natural resources companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Foreign Investment. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Short Selling, Options, and Futures Transaction. The Fund may engage in short selling, options, and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

In-Kind Redemptions. To avoid liability for corporate federal income tax, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Fund would not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver could subject the Fund to liability for corporate federal income tax. To try to reduce sales of gold and silver and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Fund’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

Leverage. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of the Fund’s total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Market. The Fund is subject to market risk related to fluctuations in the value of the Fund’s portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss.

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Fixed Income Securities. The Fund may invest in securities that are affected by interest rates. When interest rates rise, the prices of bonds typically fall. Fixed income securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality. Generally, investments in securities issued by U.S. government agencies and instrumentalities may have different degrees of government backing as to principal or interest, but are not backed by the full faith and credit of the U.S. government. These issues may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the U.S. Treasury.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund’s assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Small Capitalization. The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Small company stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

MIDAS SPECIAL FUND invests aggressively for solely capital appreciation.

The Fund will exercise a flexible strategy in the selection of securities and will not be limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging” and may invest defensively in short term, liquid, high grade securities and money market instruments. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government Securities. The Fund also may lend portfolio securities to other parties.

To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events, and other calendar related phenomena. The investment manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets. These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors. During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, it may not achieve its investment objective.

Midas Special Fund is subject to the following Principal Risks:

Foreign Investment. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. There may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the Fund expects the value of its investments to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Leverage. The Fund may use leverage to the extent permitted under the 1940 Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of the Fund’s total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

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Market. The Fund is subject to market risk related to fluctuations in the value of the Fund’s portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss.

Short Selling, Options, and Futures Transaction. The Fund may engage in short selling, options, and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the borrowed security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

Fixed Income Securities. The Fund may invest in securities that are affected by interest rates. When interest rates rise, the prices of bonds typically fall. Fixed income securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. Ratings are only the opinions of the agencies issuing them, however, are not absolute guarantees as to quality. Generally, investments in securities issued by U.S. government agencies and instrumentalities may have different degrees of government backing as to principal or interest, but are not backed by the full faith and credit of the U.S. government. These issues may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the U.S. Treasury.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund’s assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Small Capitalization. The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered long term investments and not vehicles for seeking short term profit.

For additional investment risks associated with the Fund, please read “Additional Investment Risks” below.

ADDITIONAL INVESTMENT RISKS

The Funds may be subject to additional risks which are derived from investment strategies that are not principal investment strategies. Some additional risks that apply to certain of the Funds, as indicated, are:

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in taxable distributions which could lower a Fund’s after tax performance.

Illiquid Securities Risk. Each Fund may each invest up to 15% of its net assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded. See discussion under “Valuations.”

Portfolio Management Risk. The portfolio manager’s skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

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Securities Lending.Each Fund may lend up to one third of its total assets to other parties. If a Fund engages in lending transactions, the Fund’s lending agent is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund. The agreement between each Fund and the lending agent requires that the loans be continuously secured by cash, U.S. Government Securities (or any combination of cash and such securities) or irrevocable bank letters of credit issued by a person other than the borrower as collateral equal at all times to at least the market value of the assets lent. There are risks to the Funds of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement.

PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager for each Fund. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund’s business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Midas Perpetual Portfolio’s portfolio has been managed by the Investment Policy Committee (“IPC”) of the investment manager since [ ]. The members of the IPC are: Thomas B. Winmill, Chairman (see biographical information below); Bassett S. Winmill, Chief Investment Strategist (see biographical information below); John F. Ramírez, Director of Fixed Income; and Heidi Keating, Trading. Mr. Ramírez has served as Chief Compliance Officer, Vice President, and Secretary of the investment manager, distributor, and the Funds since 2005 and in other capacities since 2000. Ms. Keating has served as Vice President of the investment manager, distributor, and the Funds since 1988.

Midas Fund’s portfolio manager since 2002 is Thomas B. Winmill. He has been president of the investment manager since 1995 and the distributor since 1991. He also serves as president and director of the Funds. He has served as a member of the investment manager’s IPC since 1990. As the current Chairman of the IPC, he helps establish general investment guidelines. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Midas Special Fund’s portfolio manager since 1999 is Bassett S. Winmill. He is the Chief Investment Strategist of the investment manager and a member of its IPC. Prior to serving as portfolio manager of Midas Special Fund, he was Chairman of the IPC. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds may be found in the SAI.

MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund’s average daily net assets. For the fiscal year ended December 31, 2007, Midas Fund, Midas Special Fund, and (before waivers) Midas Perpetual Portfolio paid the investment manager a fee of 0.99%, 0.95%, and 0.50%, respectively, of the Fund’s average daily net assets. With respect to Midas Perpetual Portfolio, the investment manager has contractually agreed to waive the fees payable under the investment management agreement for the period from April 29, 2008 to April 29, 2009. The investment manager may continue such waiver after April 29, 2009 but is not contractually obligated to do so.

A discussion regarding the basis for the Board of Directors approval of the investment management agreement is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2007.

DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services at an annual rate based on each Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Perpetual Portfolio (before waivers) and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund’s average daily net assets. Midas Special Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund’s average daily net assets. With respect to Midas Perpetual Portfolio, the distributor has contractually agreed to waive the fees payable under the distribution agreement and the Rule 12b-1 plan of distribution for the period from April 29, 2008 to April 29, 2009. The distributor may continue such waiver after April 29, 2009 but is not contractually obligated to do so.

PURCHASING SHARES

Your price for Fund shares is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the close of regular trading in equity securities on the NYSE (currently, 4 p.m., ET, unless weather, equipment failure or other factors contribute to an earlier closing) each day the NYSE is open for trading (“Business Day”). The Fund’s NAV per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent. The Funds’ shares are priced only on Business Days. If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Unified Fund Services, Inc., the Funds’ transfer agent.

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Opening Your Account

By Check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments below). Checks must be payable to the order of Midas Funds in U.S. dollars. Third party checks cannot be accepted.You will be charged an $8 fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., ET, on Business Days to speak with a Shareholder Service Representative. A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted. The completed application should be faxed to 1-317-937-3014, Attn: Midas Funds. You will then be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

Minimum Investments

Account Type	Initial	Subsequent	IRA and HSA Accounts	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
403(b) plan	$1,000	$100	Education Savings Account	$1,000	$100
Automatic Investment Program	$100	$100	SEP, SAR-SEP, SIMPLE IRA	$1,000	$100

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Midas Automatic Investment Program

Plan	Description
Midas Bank Transfer Plan	For making automatic investments from a designated bank account.
Midas Salary Investing Plan	For making automatic investments through a payroll deduction.
Midas Government Direct Deposit Plan	For making automatic investments from your federal employment, Social Security, or other regular federal government check.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., ET, on Business Days to speak with a Shareholder Services Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency.

Shareholder Identification Program. You may be asked to provide additional information in order for the Funds to verify your identity in accordance with requirements under anti-money laundering regulations. A Fund will close an account within 90 Business Days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer’s identity. The Fund’s transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

Adding to Your Account

By Check. Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund, and the name of the registered owner.

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By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., ET, will ordinarily be credited to your Fund account on the same Business Day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments above). To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

By Wire. Subsequent investments by wire may be made at any time by simply following the same wiring procedures under “Opening Your Account” (see Minimum Investments above), but without having to call.

Valuation. Fund investments are valued based on market value determined as of the close of regular trading in equity securities on the NYSE. This is normally 4 p.m., ET. Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities will be valued based on fair value as determined in good faith under the direction of the Fund’s board. Occasionally, events affecting the value of gold, platinum, and silver bullion, foreign securities, foreign currencies and currency exchange rates occur after the close of trading on the NYSE or on days when the NYSE is closed, which events will not be reflected in a computation of the Fund’s NAV on that day. Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund’s board. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale.

EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold by the Fund in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please access www.midasfunds.com or call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., ET, on any Business Day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number. Shares of all Funds exchanged within 30 days of purchase will be subject to a 1% redemption fee.

REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds redeemed within 30 days of purchase will be subject to a 1% redemption fee. IRAs will be subject to a pre-age 59-½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA. HSAs will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required. New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, one signature must be guaranteed. Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly.

By Mail. Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Midas Perpetual Portfolio Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges, with only a $250 minimum per check, through Midas Perpetual Portfolio. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call a Shareholder Services Representative between 8 a.m. and 6 p.m., ET, on Business Days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check. Canceled checks are not returned to shareholders, although copies will be available upon request.

By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m., ET, on Business Days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two Business Days.

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For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. A $10 fee per wire transfer applies. Proceeds of redemption requests submitted in proper form ordinarily will be available to shareholders by Federal Funds wire the next Business Day.

Redemption Payment. Payment for shares redeemed will ordinarily be made within three Business Days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.

Redemptions Through Financial Intermediaries. You are an investor subject to the redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect a Fund’s redemption fee from their customers’ accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds. The Funds will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Funds. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

Waiver/Exceptions/Changes. Each Fund reserves the right to waive the redemption fee at its discretion to the extent permitted or required by applicable law. The redemption fee does not apply to certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in the Funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

In-Kind Redemptions. Subject to the restrictions set forth below, Midas Fund and Midas Perpetual Portfolio may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from a Fund’s holdings in complete or partial payment of redemptions, if it can satisfy a provision of the Internal Revenue Code that permits it to do so without recognizing gain, where doing so would present an advantage to the Fund in pursuit of its tax planning objectives over a sale or other disposition of the asset. For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption. Although the investment manager believes it is unlikely that a Fund would ever use an asset other than gold or silver bullion or bulllion type coins for any such in-kind redemptions, the assets would be selected by the Fund and, in the case of Midas Perpetual Portfolio, generally would not reflect Target Percentages. To qualify, the average cost basis in the distributed bullion or coins must equal the average cost basis in a Fund’s entire portfolio. In order to reduce the possibility of inconvenience or loss to such redeeming shareholders, a Fund will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the assets through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. If a shareholder elected not to use this service, a Fund, at its own expense, would deliver the assets to the shareholder or, at his or her request, to his or her local bank. See “Purchase and Redemption of Shares – In-Kind Redemptions” in the SAI for a discussion of the operating policies for such redemptions.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and other distributions are reinvested in the Fund.

ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges. The Fund may accept telephone orders from shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests. You are responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., ET, on Business Days to speak with a Shareholder Services Representative.

Frequent Trading. Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance, and increase expenses for all shareholders, including long term shareholders who do not generate these costs. Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. The Funds may be subject to these greater risks as they invest in foreign securities. Each Fund is designed for long term investors, and is not intended for excessive trading activities. The Funds will take reasonable steps to discourage excessive short term trading and the Funds’ Board of Directors have adopted policies and procedures with respect to excessive trading. The Funds will monitor trades in an effort to detect excessive short term trading. The Funds may refuse, cancel, or redeem purchase orders at the purchase price NAV for any reason, without prior notice. In addition, to discourage short term trading, if shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Such redemption fees are retained by the Fund.

Although the Funds make efforts to monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities. The Funds will seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor. Any associated person of the investment manager or the distributor who becomes aware of any actions taken to undertake, effect, or facilitate short term activities contrary to a representation made in a Fund’s prospectus or SAI will report the actions to the Chief Compliance Officer. More information regarding short term trading activities is available in the SAI.

Accounts with Below Minimum Balances. Your account will be charged a $20 small account fee if its value on the next to last Business Day of the calendar year is less than $500, or unless it is an IRA, an HSA, or you participate in the Midas Automatic Investment Program. The Funds may redeem at any time at current NAV all shares in any account, subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

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Delivery of Shareholder Documents. Shareholders residing at the same address will receive one copy of the Midas Funds prospectus and shareholder reports to share with all residents who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI found on the Funds’ website, www.midasfunds.com.

DISTRIBUTIONS AND TAXES

Distributions. Each Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any, after offset by net capital loss carryovers. Income dividends and capital gain distributions, if any, are normally declared and paid annually. Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Taxes. Generally, you will be taxed when you sell or exchange shares of a Fund and when you receive distributions (whether reinvested in additional shares or taken in cash). Typically, your tax treatment will be as follows:

Transaction	Tax treatment
Income dividend	Ordinary income or qualified dividend income
Net short term capital gain distribution	Ordinary income
Net long term capital gain distribution	Long term capital gain
Sale or exchange of shares held for more than one year	Long term capital gain or loss
Sale or exchange of shares held for one year or less	Gains that are not offset by capital losses are treated as ordinary income; net losses are subject to special rules

Distributions are generally taxable whether a shareholder receives them in additional shares or elects to receive cash. Because income dividends and capital gain distributions are taxable, you may want to avoid making a substantial investment in a taxable account when a Fund is about to declare a distribution, which normally takes place, if at all, in December. Usually in January, each Fund issues tax information on its distributions, if any, for the previous year.

Dividends paid to individual shareholders by a Fund that are attributable to its “qualified dividend income” (see “Distributions and Taxes” in the SAI) are subject to a 15% maximum federal income tax rate (5% for individuals in lower tax brackets). Distributions by a Fund to individual shareholders attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, also are subject to that 15% maximum rate. Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her Fund shares that have been held for more than one year will qualify for that rate.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. Backup withholding may be required in certain other circumstances. See “Distributions and Taxes” in the SAI.

The tax considerations described in this section do not apply to tax deferred accounts or other nontaxable entities. Because everyone’s tax situation is unique, please consult your tax professional about your investment.

17

FINANCIAL HIGHLIGHTS

The following tables describe the Funds’ performance for the past five years and the six months ended June 30, 2008. Each Fund’s fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and other distributions. The financial highlights for the years shown were audited by [___________], the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

Midas Dollar Reserves, Inc. ceased operating as a money market fund on [______]. On that date Midas Dollar Reserves, Inc. changed its name to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund. The financial highlights for Midas Perpetual Portfolio reflect the Fund’s operation as a money market fund.

MIDAS FUND

	Six Months Ended June 30, 2008 (Unaudited)	Years Ended December 31,
		2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$5.64	$4.29	$2.99	$2.14	$2.20	$1.53
Income (loss) from investment operations:
Net investment loss	(0.04)	(0.08)	(0.08)	(0.05)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.40)	1.44	1.39	0.90	(0.01)	0.69
Total from investment operations	(0.44)	1.36	1.31	0.85	(0.06)	0.67
Paid-in capital from redemption fees	— *	— *	0.01	— *	— *	— *
Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.02)	—	—	—
Total distributions	(0.02)	(0.01)	(0.02)	—	—	—
Net asset value, end of period	$5.18	$5.64	$4.29	$2.99	$2.14	$2.20
Total Return	(7.90)%	31.70%	44.02%	39.72%	(2.72)%	43.79%
Ratios/Supplemental Data
Net assets at end of period (000's omitted)	$203,805	$251,394	$138,726	$74,732	$56,770	$67,123
Ratio of total expenses to average net assets	2.29%†	2.43%	2.39%	2.79%	2.58%	2.44%
Ratio of net expenses to average net assets	2.29%†	2.43%	2.38%	2.78%	2.58%	2.44%
Ratio of net expenses excluding loan interest and fees to average net assets	1.92%†	1.87%	1.96%	2.44%	2.39%	2.27%
Ratio of net investment loss to average net assets	(1.44) %†	(1.58)%	(1.96)%	(2.39)%	(2.40)%	(1.28)%
Portfolio turnover rate	64%	126%	118%	63%	34%	54%

* Less than $.01 per share.

†Annualized.

Average shares outstanding during the period are used to calculate per share data.

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MIDAS SPECIAL FUND

	Six Months Ended June 30, 2008 (Unaudited)		Years Ended December 31,
			2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$19.13		$16.74	$14.80	$14.98	$13.54	$12.91
Income (loss) from investment operations:
Net investment loss	(0.23)		(0.50)	(0.35)	(0.32)	(0.26)	(0.12)
Net realized and unrealized gain on investments	(1.47)		2.89	2.29	0.14	1.70	0.75
Total from investment operations	(1.70)		2.39	1.94	(0.18)	1.44	0.63
Paid-in capital from redemption fees*	—		—	—	—	—	—
Net asset value, end of period	$17.43		$19.13	$16.74	$14.80	$14.98	$13.54
Total Return	(8.89)%		14.28%	13.11%	(1.20)%	10.63%	4.88%
Ratios/Supplemental Data
Net assets at end of period (000's omitted)	$15,438		$17,334	$17,149	$16,431	$18,110	$18,044
Ratio of total expenses to average net assets	3.76	%†	4.06%	3.89%	4.03%	3.49%	3.67%
Ratio of net expenses to average net assets	3.76	%†	4.06%	3.88%	4.03%	3.49%	3.67%
Ratio of net expenses excluding loan interest and fees to average net assets	3.13	%†	3.22%	3.39%	3.83%	3.39%	3.47%
Ratio of net investment loss to average net assets	(2.55)	%†	(2.85)%	(2.32)%	(2.15)%	(1.82)%	(0.99)%
Portfolio turnover rate	9%		36%	73%	118%	9%	29%

* Less than $.01 per share.

†Annualized.

Average shares outstanding during the period are used to calculate per share data.

MIDAS PERPETUAL PORTFOLIO (formerly Midas Dollar Reserves, Inc.)

	Six Months Ended June 30, 2008 (Unaudited)		Years Ended December 31,
			2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	.009		.039	.039	.016	.003	.002
Less distributions:
Dividends from net investment income	(.009)		(.039)	(.039)	(.016)	(.003)	(.002)
Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	0.84%		4.00%	3.88%	1.61%	0.29%	0.15%
Ratios/Supplemental Data
Net assets at end of period (000's omitted)	$12,532		$14,516	$14,528	$12,889	$15,543	$18,638
Ratio of total expenses to average net assets	1.84	%†	1.91%	1.83%	2.34%	1.97%	1.75%
Ratio of net expenses to average net assets	1.09	%†	1.15%	1.08%	1.59%	1.12%	0.99%
Ratio of net investment income to average net assets	1.69	%†	3.92%	3.87%	1.58%	0.24%	0.16%

†Annualized.

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PRIVACY POLICY

(Not part of this Prospectus)

At Midas we recognize the importance of protecting the personal and financial information of Fund shareholders. We consider each shareholder’s personal information to be private and confidential. This describes the practices followed by Midas to protect Fund shareholders’ privacy. Midas may obtain information about you from the following sources: applications, forms, and other information you provide to us whether in writing, by telephone, electronically or by any other means and your transactions with us, our corporate affiliates, or others. Midas does not sell Fund shareholder personal information to third parties. Midas will collect and use Fund shareholder personal information only to service shareholder accounts. This information may be used by Midas in connection with providing services or financial products requested by Fund shareholders. Midas will not disclose Fund shareholder personal information to any unaffiliated third party except as permitted by law. Midas takes steps to safeguard Fund shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a Fund shareholder, Midas’ Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request and at www.midasfunds.com:

●

Annual/Semi-Annual reports. Includes performance data, portfolio holdings, and a letter from the Funds’ managers discussing recent market conditions, economic trends, and Fund strategies that significantly affected the Funds’ performance during the last fiscal period.

●

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds’ policies, investment restrictions, and business structure. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone, call:

1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m., ET, on Business Days and for 24 hour, 7 day a week automated shareholder services.

• By mail, write to:

Midas Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

• By e-mail, write to:

info@midasfunds.com

• On the Internet, Fund documents

can be viewed online or downloaded from:

SEC at http://www.sec.gov, or

Midas Funds at http://www.midasfunds.com

You can also obtain information about the Funds (including the SAI) by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090). Reports and other information about the Funds are available on the EDGAR database or the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. The Funds’ Investment Company Act file numbers are as follows: 811-04625 (Midas Special Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Perpetual Portfolio).

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Use this Application to open a regular Midas account. Mail your completed Application and check payable to Midas Funds to: Midas Funds, Box 6110, Indianapolis, IN 46206-6110

IMPORTANT: In compliance with the USA Patriot Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1.	Registration (Please Type or Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m., Eastern Time.
Individual or Custodian of a Gift/Transfer to a Minor:

	First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

	First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

	Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

	Minor’s Address (if different than Custodian Address)			City	State / Zip

2.	Mailing and E-mail Addresses, Telephone Number, and Citizenship

	Street		City	State / Zip	Daytime Telephone

		Citizen of ☐	U.S. ☐ Other:	Citizen of ☐	U.S. ☐ Other:
	E-mail address	Owner	(If other, attach IRS Form W-8)	Joint Owner	(If other, attach IRS Form W-8)

PLEASE TELL US HOW
YOU HEARD ABOUT MIDAS:
3.

Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 7).

Midas Fund	+	Midas Special Fund	+	Midas Perpetual Portfolio	=	Total
$		$		$		$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.
By Wire:	Please fax your completed Application to 1-317-266-8756 with the name of the bank and amount to be wired before making an initial investment by wire. You will then be assigned an Account Number and wiring address. Enter the information below and mail.
Please indicate the assigned account number and the date the wire was sent .

4.	Distributions If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.
	☐ Payment Option	☐ Dividends in cash, distributions reinvested.	☐ Dividends and distributions in cash.

5.	Shareholder Communications I prefer Midas Funds to provide shareholder communications:

	☐ Electronically (e-mail)	☐ Via paper (U.S. Mail)	☐ Both (electronically and paper)

I understand that I may discontinue and/or choose another method of shareholder communications at any time. Electronic communications will be sent to the e-mail address provided in Section 2.

6.

Signature Card for Check Writing Privilege with Midas Dollar Reserves

I am investing in Midas Dollar Reserves, a high quality money market fund, and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement below. Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following box is checked ☐.

	Signature	Signature of Joint Owner (if any)

	Print Name	Print Name of Joint Owner (if any)

Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing above. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the “Depositor(s)”) and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank’s charges relating to this checking arrangement. The Depositor(s) agrees: to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

7.	Midas Shareholder Services (please check the appropriate box)
	☐	Bank Transfer Plan Automatically purchase shares of the Fund named below each month by transferring the total amount specified from my regular checking account, NOW account, or bank money market account each month.
Fund Name:
		Amount ($100 minimum): $	Starting (date)
	☐	The Midas Touch® Enjoy enhanced account access to initiate and perform transactions online or by telephone.

You may decline redemptions by telephone by checking this box. ☐You will still enjoy enhanced online privileges.

To register for the Midas Bank Transfer Plan or The Midas Touch ® , add your bank routing and account numbers, or tape a voided check, below.

8.	Signature and Certification to Avoid Backup Withholding
“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.
I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature of ¡Owner ¡Custodian	Date	Signature of Joint Owner (if any)	Date

The application must be signed and completed for all authorized signers.

21

Part B. Statement of Additional Information

STATEMENT OF ADDITIONAL INFORMATION

MIDAS FUND

MIDAS SPECIAL FUND

MIDAS PERPETUAL PORTFOLIO

11 Hanover Square

New York, NY 10005

1-800-400-MIDAS (6432)

This Statement of Additional Information (“SAI”) dated [_______], regarding Midas Fund, Inc. (“Midas Fund”), Midas Special Fund, Inc. (“Special Fund”), and Midas Perpetual Portfolio, Inc. (formerly known as Midas Dollar Reserves, Inc.) (“Perpetual Portfolio”) (each, a “Fund,” and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Funds’ prospectus, dated [________] (“Prospectus”). This SAI is incorporated by reference into the Prospectus; in other words, this SAI also is legally a part of the Prospectus, which is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432).

The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents from this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm (“IRPAF”) appearing in the Annual Report are incorporated by reference into this SAI.

THE FUNDS’ INVESTMENT PROGRAMS

The following information supplements the information concerning the investment objectives, policies, and limitations of each Fund found in the Prospectus. The Funds are non-diversified open end management investment companies. Perpetual Portfolio was organized as a Maryland corporation in 1974; it changed its name from Midas Dollar Reserves, Inc. on ________. Midas Fund was organized as a Maryland corporation in 1995. Special Fund was organized as a Maryland corporation in 1986; it changed its name from Midas Special Equities Fund, Inc. on May 1, 2006.

Investments and Investment Practices

Equity Securities. Each Fund may invest in equity securities of U.S. and foreign issuers that, in the judgment of Midas Management Corporation (the “Investment Manager”), offer potential for capital appreciation. Equity securities are subordinate to debt securities and generally are more volatile than debt securities and more vulnerable to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

Foreign Securities and Emerging Markets. Because each Fund may invest in foreign securities, investment in a Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers. A summary of such risks for each Fund is set forth below in this section.

Such risks may include adverse movements in the market value of foreign securities during days on which a Fund’s net asset value (“NAV”) per share is not determined, the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in a Fund’s portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on securities in a Fund’s portfolio.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions, and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Each Fund may invest in foreign securities by purchasing American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

Each Fund may invest in securities of issuers based in emerging markets. The risks of foreign investment are greater for investments in emerging markets.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund. In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.

Inflation Rates and Other Economic Events. Perpetual Portfolio’s investment practices reflect the opinion of the Investment Manager that it is difficult to forecast inflation rates or other economic events reliably and that only investors who are willing to embrace a greater risk should act on such forecasts. An investment vehicle such as Perpetual Portfolio, the goals of which include the preservation of purchasing power, acknowledges a broad range of economic possibilities, and, in order to preserve purchasing power over the long term, incorporates investments for each of them. In the opinion of the Investment Manager, economic possibilities for the future are unpredictable and the Fund attempts to achieve its objective by maintaining a combination of investments.

The Fund’s investments include, but are not limited to, gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories are selected and the Target Percentages assigned in accordance with the Investment Manager’s opinion of the characterisitcs of the investments and their past and anticipated future performances in varying economic circumstances. The Fund has no control over the manner in which particular investments respond to changes in economic conditions. For example,in inflationary conditions, contrary to expectations, prices of gold or silver may decline.

U.S. Government Securities. The U.S. government securities in which each Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes, and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government’s full faith and credit.

Fixed Income Securities. Fixed income securities, including dollar assets, are subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. The Investment Manager attempts to reduce this risk to a very low level by purchasing high grade dollar assets including, but not limited to, U.S. Treasury bills, notes, and bonds, U.S. government agency and instrumentality securities, and debt obligations of corporations with a Standard & Poor’s rating of “A” or higher. Long term dollar assets, and, to a lesser extent, short term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. The degree to which the Fund, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk.

Swiss Franc Assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks associated with investments in foreign securities as described above.

Real Estate Company Securities. Investments in real estate company stocks category are generally common stocks, but a Fund may acquire preferred stocks of U.S. and foreign companies, shares of beneficial interest in real estate investment trusts, and ADRs, EDRs, and GDRs on stocks within this category.

Strategic Portfolio Adjustments. Because investment prices are constantly changing, the actual composition of Perpetual Portfolio’s holdings will never exactly match the Target Percentages. Ordinarily, whenever the Fund’s actual holdings in any investment category deviate from the category’s Target Percentage by more than 1/10th of the Target Percentage, the Fund will buy or sell investments to correct the discrepancy and will do so within the fiscal quarter following the quarter in which the deviation occurred (unless it is corrected by changes in market prices). The Investment Manager is authorized to delay making portfolio adjustments in the Fund whenever, in its opinion, circumstances make it desirable to do so. In the event of such a delay, the Fund’s actual holdings in one or more investment categories could deviate by more than 1/10th from the Target Percentages for those categories for such period. Circumstances that might occasion a delay include, but are not limited to: a disorderly market, i.e., when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Manager, abnormally large; a banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and the inability to make a portfolio adjustment without recognizing a large short term capital gain. The Fund will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

Convertible Securities. Each Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for a Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Preferred Stocks. Each Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager’s judgment, offer potential for growth of capital and income. Preferred stocks are subject to the risks described above for equity securities. Such securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, preferred securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

Lower Rated Debt Securities. Midas Fund and Special Fund may invest in investment grade and non-investment grade securities. Midas Fund may invest up to 35% of its assets in fixed income securities rated below investment grade. There is no minimum quality rating for the debt securities in which each Fund may invest, and they may invest up to 100% of their assets in unrated debt securities or debt securities rated below investment grade, commonly referred to as junk bonds, although the Funds have no intention of investing more than 5% of its respective total assets in such securities during the coming year. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. “Junk bonds” may also be subject to greater credit risk because they may be issued in connection with corporate restructuring by highly leveraged issuers or they may not be current in the payment of interest or principal or in default.

Ratings of investment grade or better include the four highest ratings of Standard & Poor’s, a Division of the McGraw-Hill Companies, Inc. (“Standard & Poor’s”) (AAA, AA, A, or BBB) and Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, or Baa). Moody’s considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers’ capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. The Investment Manager will consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. See Appendix A to this SAI on for further information regarding Standard & Poor’s’s and Moody’s ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

Municipal Securities. Each Fund may invest without limit in municipal securities of varying maturities. The municipal securities in which a Fund may invest include general obligation and revenue or special obligation securities. General obligation securities are secured by an issuer’s pledge of its full faith, credit, and unlimited taxing power for the payment of principal and interest. Revenue or special obligations securities are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax. Municipal securities also include “private activity bonds,” the interest income from which generally is an item of tax preference for purpose of the federal alternative minimum tax. Even though the interest from municipal securities may be exempt from federal income tax, dividends paid by a Fund attributable to that interest will be fully taxable to Fund shareholders.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which either U.S. government obligations or other high quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held for a Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A Fund will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited.

Borrowing. Midas Fund and Special Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. Each Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, a Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees. The Funds are currently parties to a secured line of credit. In the event that a Fund borrows money pursuant to the line of credit, assets of the Fund will be pledged as collateral.

Securities Lending. Each Fund may lend up to one third of its total assets to other parties. The Fund’s lending agent is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund. The agreement between the Fund and the lending agent requires that the loans be continuously secured by cash, U.S. Government Securities (or any combination of cash and such securities) or irrevocable bank letters of credit issued by a person other than the borrower as collateral equal at all times to at least the market value of the assets lent. There are risks to a Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the lending agent to be of good standing and when, in the Investment Manager’s judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by a Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

Short Sales. Midas Fund and Midas Special Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, or by the Fund’s custodian until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, a Fund will: (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the broker as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. Each Fund may sell short up to 100% of its total assets.

Concentration. Midas Fund concentrates its investments by investing at least 25% of its total assets in securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources (“Natural Resources Companies”). As such, Midas Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by the developments in the Natural Resource industry. Perpetual Portfolio concentrates its investments by investing 25% of its total assets in gold and silver.

Exchange Traded Funds. Midas Fund and Perpetual Portfolio may invest in shares of exchange traded funds ( “ETFs”), which are designed to provide investment results generally corresponding to a securities or commodities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to a commodity index, for example, involve certain inherent risks generally associated with investments in a commodity, including the risk of the price of such commodity declining, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain commodities in the market or other circumstances.

Natural Resource Companies and Precious Metals Investing. Midas Fund and Perpetual Portfolio are subject to the special risks associated with investing in natural resource companies, gold and silver bullion, and other precious metals, including (i) the price of gold, silver, or other precious metals may be subject to wide fluctuation; (ii) the market for gold, silver, or other precious metals is relatively limited; (iii) the sources of gold, silver, or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold, silver, and other precious metals is unregulated.

Natural resources, gold and silver bullion, and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of natural resources, gold and silver bullion, and other precious metals, however, are less subject to local and company specific factors than securities of individual companies. As a result, natural resources, gold and silver bullion, and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals related businesses. Investments in natural resources, gold and silver bullion, and other precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. The Fund may incur higher custody and transaction costs for natural resources, gold and silver bullion, and other precious metals than for securities. Also, natural resources, gold and silver bullion, and other precious metals investments do not pay income.

The majority of producers of natural resources, gold and silver bullion, and other precious metals are domiciled in a limited number of countries. Economic and political conditions in those countries may have a direct effect on the production and marketing of natural resources, gold and silver bullion, and and on sales of central bank holdings of such, if any.

Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding, and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

The Fund is also subject to the risk that it would fail to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), if it derives more than 10% of its gross income from investment in gold or silver bullion or other precious metals. Failure to qualify as a RIC would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a RIC, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Illiquid Assets. No Fund may purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term “illiquid assets” for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

Illiquid restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term “illiquid assets.”

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Certain of these instruments (excluding municipal securities) are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Funds’ Boards of Directors (“Boards”) have delegated the function of making day-to-day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Boards. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in a Fund’s portfolio and reports periodically on liquidity determinations to the Boards.

Temporary Defensive Positions. Each of the Funds may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of their assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and convertible bonds.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a Fund. Except for the percentage limitations referred to below with respect to borrowing, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction.

Midas Fund

The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act;

2.

Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

3.

Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4.

Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

5.

Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act;

6.

Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund’s futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission (“SEC”), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales; or

7.

Purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry, except that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in securities of Natural Resources Companies.

Special Fund

The Fund may not:

1.

Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund’s futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2.

Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund’s total assets;

3.

Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

4.	Borrow money, except to the extent permitted by the 1940 Act;

5.

Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

6.

Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7.

Purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

Perpetual Portfolio

The Fund may not:

1.

Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidence of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2.

Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund’s total assets;

3.

Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

4.	Borrow money, except to the extent permitted by the 1940 Act;

5.

Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

6.

Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7.

Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

For the purposes of Item 7, the Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

Each Board has established the following non-fundamental investment limitations that may be changed by the respective Board without shareholder approval:

Each of the Funds may:

1.	Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice;

2.	Purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and

3.	Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES

As discussed in the Prospectus, each Fund may purchase and sell options (including options on commodities, foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on commodities, foreign currencies, securities, and securities indices) (“futures”), options on futures and forward currency contracts in an attempt to enhance returns by speculation or for hedging purposes. Certain special characteristics of and risks associated with the use of these instruments by the Funds are discussed below.

Regulation of the Use of Options, Futures, and Forward Currency Contract Strategies. In addition to the investment guidelines (described below) adopted by the Funds to govern investment in these instruments, the use of options, forward currency contracts, and futures is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodity Futures Trading Commission (“CFTC”) and the various state regulatory authorities. A Fund’s ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and a Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. A Fund’s ability to successfully utilize these instruments will depend on the Investment Manager’s ability to predict accurately movements in the prices of the assets underlying the options, forward contracts and futures and movements in securities, interest rates, foreign currency exchange rates, and commodity prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the options, forward contracts and futures and portfolio objectives may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns, or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise, and a Fund might not use any hedging techniques, as described herein or otherwise, or use options, forward contracts and futures for purely speculative purposes. It also may be necessary to defer closing out a position to avoid adverse tax consequences.

In addition to the products, strategies, and risks described below, the Investment Manager may discover additional opportunities in connection with options, futures, and forward currency contracts. These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with a Fund’s investment objective and are permitted by a Fund’s investment limitations and applicable regulatory authorities.

Cover for Options, Futures, and Forward Currency Contract Strategies. A Fund will comply with SEC guidelines regarding cover for these instruments, and will, if the guidelines so require, (1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) enter into an offsetting (“covered”) position in securities, currencies, or other options, or futures contracts. Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations.

Option Strategies. A Fund may purchase and write (sell) both exchange traded options and options traded on the over-the-counter (“OTC”) market. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; which, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies, or other instrument underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by a Fund as well as the loss of the expected benefit of the transaction.

A Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in a Fund’s portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

A Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. A put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase. A Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities. If the Investment Manager’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security held in its portfolio. If the Investment Manager’s judgment is not correct, the value of the securities underlying the put option may decrease less than the value of a Fund’s portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

A Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option exercise price, and the option is exercised, a Fund would be obligated to sell the security at less than its market value. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). A Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

A Fund also may write put options on securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. If a put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

A Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which a Fund invests.

A Fund may purchase and write straddles on securities and securities indexes. A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call. A Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such a case, a Fund will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

Foreign Currency Options and Related Risks. A Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, a Fund could hedge against such a decline by purchasing a put option on the currency involved. A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. A Fund will not purchase or write such options unless, in the Investment Manager’s opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter bank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The inter bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Special Characteristics and Risks of Options Trading. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

In considering the use of options to enhance returns by speculation or to hedge a Fund’s portfolio, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index, commodity, or currency (each an “underlying instrument”), the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, and general market conditions. For this reason, the successful use of options depends upon the Investment Manager’s ability to forecast the direction of price fluctuations in the underlying securities, commodities or currency markets, or in the case of securities index options, fluctuations in the market sector represented by the selected index.

(2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying instrument during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

(3) A position in an exchange listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Funds intend to purchase or write only those exchange traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there can be no assurance that a Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty to an OTC option, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in a Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair a Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Securities index options are settled exclusively in cash. If a Fund writes a call option on an index, it cannot cover its obligation under the call index option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

(5) A Fund’s activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains that will be taxable to shareholders when distributed to them) and additional brokerage costs; however, a Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

Futures and Related Options Strategies. A Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire), or to enhance returns by speculation which may increase such risk. Such strategies may involve, among other things, using futures strategies to manage the effective duration of a Fund. If the Investment Manager wishes to shorten a Fund’s effective duration, the Fund may sell an interest rate futures contract or a call option thereon, or may purchase a put option on such futures contract. If the Investment Manager wishes to lengthen a Fund’s effective duration, the Fund may buy an interest rate futures contract or a call option thereon, or may sell a put option on such futures contract. Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation. A Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

A Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that a Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. A Fund also may write put options on interest rate futures contracts to enhance returns, and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio. A Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio or to enhance returns by speculation.

A Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of a Fund’s portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio. A Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be offset wholly or in part by gains in the futures position.

As in the case of a purchase of a securities index futures contract, a Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund as part of an attempt to seek capital gain by speculation.

A Fund may sell foreign currency futures contracts to benefit from variations in the exchange rate of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of a Fund’s foreign securities holdings or interest payments to be received in that foreign currency, or to enhance return by speculation. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to benefit from a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation. A Fund may purchase put options on foreign currency futures contracts to benefit from a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation. A Fund may write a put option on a foreign currency futures contract and may write a call option on a foreign currency futures contract as an income or capital appreciation strategy.

A Fund may also purchase these instruments to enhance income or return by speculation, for example by writing options on futures contracts. In addition, a Fund can use these instruments to change its exposure to securities or commodities price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund’s exposure from one foreign currency exchange rate to another.

A Fund also may write put options on a futures contract while, at the same time, purchasing call options on the same futures contract in order to synthetically create a futures contract. The options will have the same strike prices and expiration dates. A Fund will only engage in this strategy when it appears more advantageous to the Fund to do so as compared to purchasing the futures contract.

A Fund may also purchase and write covered straddles on futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contracts at the same exercise price. A Fund would enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing. A Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value whose value is marked to the market daily. This amount is known as “initial margin.” When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to the market.” For example, when a Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund’s obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, it would have to make daily cash payments of variation margin (except in the case of purchased options).

In considering a Fund’s use of futures contracts and options, particular note should be taken of the following:

(1) Futures and options are highly speculative and aggressive instruments. Successful use by a Fund of futures contracts and options will depend upon the Investment Manager’s ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, commodities or currencies underlying the contract or the Fund’s portfolio securities. For example, if the price of the securities index futures contract moves less than the price of the securities, the correlation will be imperfect. Further, if the price of the securities has moved in an unfavorable direction, a Fund would be in a better position than if it had not used the contract at all. If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position. In addition, if a Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

(2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the securities, precious metals or currencies due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur. First, as noted above, all participants in the futures and options market are subject to initial and margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3) Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although a Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

(4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

(5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

(6) As is the case with options, a Fund’s activities in the futures and options on futures markets may result in a higher portfolio turnover rate (which in turn may result in recognition of capital gains that will be taxable to shareholders when distributed) and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use similar to those associated with options on foreign currencies described above.

Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

Forward Currency Contracts. A Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation. A Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

A Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received. A Fund also may use forward currency contracts in connection with portfolio positions.

A Fund also may use forward currency contracts to shift it’s exposure from one foreign currency to another. For example, if a Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations. A Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of a Fund will be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

INVESTMENT COMPANY COMPLEX

The investment companies (“Investment Company Complex” or “ICC”) advised by affiliates of Winmill & Co. Incorporated (“Winco”), the parent company of the Investment Manager are:

Foxby Corp.
Global Income Fund, Inc.
Midas Fund, Inc.
Midas Special Fund, Inc.
Midas Perpetual Portfolio, Inc.

OFFICERS AND DIRECTORS

Each Fund’s Board is responsible for the management and supervision of the Fund. Each Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Funds’ Investment Manager; Investor Service Center, Inc., the Funds’ distributor (the “Distributor”); Unified Fund Services, Inc., the Funds’ transfer and dividend disbursing agent and fund accountant; HSBC Bank USA, N.A., Midas Fund’s gold bullion and other precious metals custodian (the “Bullion Custodian”); and State Street Bank and Trust Company, and its global subcustodial network, the custodian of the Funds’ securities (the “Custodian”), securities lending agent, and provider of credit facilities.

The independent directors of each Fund Board (i.e., the directors who are not “interested persons” as defined in the 1940 Act, of any of the Funds in the Investment Company Complex) are also members of the Audit Committees of the Boards. Each Audit Committee normally meets twice per year. The purpose of a Fund’s Audit Committee is to meet with the Fund’s Independent Registered Public Accounting Firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF. The Funds’ Audit Committees are also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund’s financial reporting. The Audit Committee of each Fund met twice during the fiscal year ended December 31, 2007.

The names of the directors of the Funds, and their respective offices, ages, and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 11 Hanover Square, New York, NY 10005.

Name, Address, and Date of Birth	Director Since	Funds in Complex Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships held by Director*
Independent Directors:
Bruce B. Huber, CLU, ChFC, MSFS, 11 Hanover Square, New York, NY 10005. He was born on February 7, 1930.	1995 (Midas Fund) 1986 (Special Fund) 1981 (Perpetual Portfolio)	5

Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.

				None

James E. Hunt, 11 Hanover Square, New York, NY 10005. He was born on December 14, 1930.	1995 (Midas Fund) 1986 (Special Fund) 1980 (Perpetual Portfolio)	5	Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	None

Peter K. Werner, 11 Hanover Square, New York, NY 10005. He was born on August 16, 1959.	2004 (all Funds)	5

Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.

				None

Name, Address, Date of Birth	Director Since	Funds in Complex Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships held by Director*
Interested Directors:
Robert D. Anderson,** Director and Vice Chairman. He was born on December 7, 1929.	2002 (Midas Fund) 1986 (Special Fund) 1980 (Perpetual Portfolio)	3

Since 1988, Vice Chairman of the Investment Manager and its affiliates. Other capacities since 1974. He is a former member of the District #12, District Business Conduct and Investment Company Committees of FINRA.

				None
Thomas B. Winmill, Esq.,** Director, Chief Executive Officer, President, and General Counsel of the Fund. He was born on June 25, 1959.	1995 (Midas Fund) 1997 (Special Fund) 1993 (Perpetual Portfolio)	5

Since 1999, President of the ICC and the Investment Manager and the Distributor, and of their affiliates (collectively, the “IMDA”). He is Chairman of the Investment Policy Committee (“IPC”) of the Investment Manager. He is a member of the New York State Bar, the SEC Rules Committee of the Investment Company Institute, and the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc. He is a son of Bassett S. Winmill.

				None

* Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

** Each of Robert D. Anderson and Thomas B. Winmill is an “interested person” of the Funds as defined by the 1940 Act, because of their positions with the Investment Manager.

The executive officers of the Funds, each of whom serves at the pleasure of the Boards, are as follows:

Name and Date of Birth	Title and Officer Since:	Principal Occupation, Business Experience for Past Five Years
Thomas B. Winmill, Esq., June 25, 1959.	Chief Executive Officer, President, and General Counsel since 1999.	See biographical information above.

Robert D. Anderson, December 7, 1929.	Vice Chairman since 1985.	See biographical information above.

Bassett S. Winmill, February 10, 1930.	Chief Investment Strategist since 1999.

Chief Investment Strategist of the Investment Manager and the Chairman of the Board of the Winco and its affiliates, and of two investment companies in the ICC. He is a member of the IPC and the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

Thomas O’Malley, July 22, 1958.	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2005.

Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2005. He also is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the ICC and the IMDA. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

Heidi Keating, March 28, 1959.	Vice President since 1988. Other capacities since 1978.	Vice President since 1988. She is a member of the IPC. She is also Vice President of the ICC and the IMDA.

John F. Ramírez, April 29, 1977.	Chief Compliance Officer, Secretary, and Vice President since 2005. Other capacities since 2000.

CCO, VP, and Secretary since 2005. He is also CCO, VP and Secretary of the ICC and the IMDA. He is a member of the IPC. He previously served as Compliance Administrator and Assistant Secretary. He is a member of the Society of Corporate Secretaries and Governance Professionals and the CCO Committee and the Compliance Advisory Committee of the Investment Company Institute.

The following table presents certain information regarding the beneficial ownership of each Fund’s shares as of June 30, 2008 by each Director of the Fund.

Name of Director	Dollar Range of Equity Securities in Perpetual Portfolio	Dollar Range of Equity Securities in Midas Fund	Dollar Range of Equity Securities in Special Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Investment Company Complex

Independent Directors:
Bruce B. Huber	None	$10,000-$50,000	$10,001-$50,000	$10,001-$50,000

James E. Hunt	$10,000-$50,000	$1-$10,000	$10,001-$50,000	over $100,000

Peter K. Werner	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000

Interested Directors:
Thomas B. Winmill	$1-$10,000	$10,000-$50,000	$1-$10,000	$10,000-$50,000

Robert D. Anderson	None	$1-$10,000	$1-$10,000	$1-$10,000

As of June 30, 2008, no independent director owned beneficially or of record any securities in the Investment Manager or the Distributor or in any person controlled by, under common control with, or controlling the Investment Manager or the Distributor.

Compensation Table

Name of Person, Position	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Investment Company Complex Paid to Directors
Bruce B. Huber, Director	$7,025 (Midas Fund) $3,095 (Special Fund) $1,065 (Perpetual Portfolio)	None	None	$ 17,375

James E. Hunt, Director	$7,025 (Midas Fund) $3,095 (Special Fund) $1,065 (Perpetual Portfolio)	None	None	$17,375

Peter K. Werner, Director	$7,025 (Midas Fund) $3,095 (Special Fund) $1,065 (Perpetual Portfolio)	None	None	$ 17,375

Information in the above table is based on fees paid during the year ended December 31, 2007.

No officer, Director or employee of the Investment Manager received any compensation from the Funds for acting in their capacity as such for the Funds. With respect to the Funds’ Chief Compliance Officer (“CCO”), however, the Boards appointed the CCO of the Funds to report directly to the Boards and to have such duties and responsibilities as are required by Rule 38a-1 of the 1940 Act and as the Boards may further define from time to time. The fair and reasonable compensation of the CCO is subject to the approval of the Boards. Payment of such CCO compensation is made by the Investment Manager in advance of reimbursement by the Funds pursuant to the Investment Management Agreements, as described below. Further, such CCO compensation is charged to parties other than the Funds based on an estimated assessment of time and other factors. As of _____________, officers and Directors of the Funds beneficially owned, in the aggregate, __________ of the outstanding shares of Perpetual Portfolio, __________ of the outstanding shares of Special Fund, and __________ of the outstanding shares of Midas Fund. As of ________, ________ owned of record ________% of Midas Fund’s outstanding shares.

The Funds, and the Investment Manager, and the Distributor each has adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Investment Manager’s Code of Ethics restricts the personal securities transactions of its employees and requires portfolio managers and other investment personnel to comply with the Code’s pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager’s employees does not disadvantage the Funds.

PROXY VOTING

The Boards have delegated the Funds’ vote of proxies, as described in the Funds’ proxy voting policies and procedures, to an independent third party voting service. The Funds have retained the right to override the delegation to the independent third party voting service on a case by case basis. With respect to a vote upon which a Fund overrides the third party voting service delegation to the extent that such vote presents a conflict of interest with management, the Fund will disclose such conflict to and obtain consent from that Fund’s Independent Directors or a committee thereof prior to voting. With respect to a vote upon which a Fund overrides the third party voting service delegation, the Fund will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this SAI as Appendix B.

In addition, information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling the Funds toll-free at 1-800-472-4160 or on the Funds’ website at http://www.midasfunds.com and on the SEC website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Investment Manager to protect the confidentially of client holdings and prevent the selective disclosure of non-public information concerning the Funds. The Funds have adopted Portfolio Information Disclosure Procedures (“Disclosure Policies”), as described below, which set forth the policies to be followed by the Funds’ officers and the Investment Manager when disclosing information about the portfolio holdings of the Funds.

Generally, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided in the Disclosure Policies; although nothing therein is intended to prevent the disclosure of any and all portfolio information to the Funds’ services providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Investment Manager, Custodian, Bullion Custodian, fund accountants, IRPAF, attorneys, and each of their respective affiliates and advisors.

Pursuant to the Disclosure Policies, each officer of the Funds may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds on a case by case basis, subject to the approval of the CCO. The Investment Manager may publicly disclose all month end portfolio holdings of all Funds after a 30 day delay. With respect to analytical information, the Investment Manager may distribute the following information concerning each Fund’s month end portfolio prior to the 30 day delay period, provided that (a) at least 15 calendar days have elapsed since the month end to which the information relates and (b) the information has been made publicly available via the Investment Manager’s website or at www.midasfunds.com (but not earlier than the 15 calendar day restriction): top ten holdings and the total percentage of the Fund such aggregate holdings represent, sector information, and the total percentage of the Fund held in each sector, and any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2, and beta.

The Investment Manager may distribute (or authorize a service provider to the Funds to distribute) month end portfolio holdings for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure) before the expiration of the applicable delay periods identified above and public disclosure of the information. The Investment Manager may distribute portfolio holdings information pursuant to a third party service arrangement with RiskMetrics Group, Inc. (“RiskMetrics”) which provides that RiskMetrics, does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds or the portfolio securities before the expiration of the applicable delay periods identified above and public disclosure of such information. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Officers or employees of the Investment Manager or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with these Disclosure Policies. Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentially agreement. Notwithstanding anything to the contrary, the Funds’ Boards of Directors and the Investment Manager may, on a case by case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds’ CCO. All waivers and exceptions are to be disclosed to the Funds’ Boards of Directors no later than its next regularly scheduled quarterly meeting. Nothing contained the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may required by applicable law.

INVESTMENT MANAGEMENT

The Investment Manager, a registered investment adviser, is a wholly owned subsidiary of Winco. Other principal subsidiaries of Winco include Investor Service Center, Inc., the Funds distributor and a registered broker-dealer, and CEF Advisers, Inc., a registered investment adviser.

Winco is a Delaware corporation whose securities are traded in the over-the-counter market. Bassett S. Winmill, an affiliated person of the Funds, may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco’s voting stock and, therefore, of the Investment Manager.

Listed below are affiliated persons of the Funds who are also affiliated persons of the Investment Manager. The capacities by which they are affiliated are also included.

Affiliated Persons of the Funds and the Investment Manager

Affiliated Person	Position(s) with Funds	Position(s) with Investment Manager
Thomas B. Winmill	Director, CEO, President, General Counsel	Director, CEO, President, General Counsel, Chairman IPC, Portfolio Manager

Bassett S. Winmill	Chief Investment Strategist	Chief Investment Strategist, Control Person, Portfolio Manager, Member IPC
Robert D. Anderson	Director, Vice Chairman	Vice Chairman
Thomas O’Malley	Vice President, CFO, Treasurer	Director, Vice President, CFO, Treasurer
Heidi Keating	Vice President	Vice President, Member IPC
John F. Ramírez	Vice President, CCO, Secretary	Vice President, CCO, Secretary, Member IPC

INVESTMENT MANAGEMENT AGREEMENTS

The Investment Manager acts as general manager of each Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund’s business and administration. As compensation for its services to each Fund, the Investment Manager is entitled to a fee, payable monthly, based upon each Fund’s average daily net assets.

Under the Midas Fund Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

1.00% of the first $200 million of the Fund’s average daily net assets
.95% of average daily net assets over $200 million up to $400 million
.90% of average daily net assets over $400 million up to $600 million
.85% of average daily net assets over $600 million up to $800 million
.80% of average daily net assets over $800 million up to $1 billion
.75% of average daily net assets over $1 billion.

Under the Special Fund Investment Management Agreement dated March 14, 2007, the Investment Manager receives a fee at the annual rate of:

1.00% of the first $10 million of the Fund average daily net assets
7/8 of 1.00% of average daily net assets over $10 million up to $30 million
3/4 of 1.00% of average daily net assets over $30 million up to $150 million
5/8 of 1.00% of average daily net assets over $150 million up to $500 million
½ of 1.00% of average daily net assets over $500 million.

Under the Perpetual Portfolio Investment Management Agreement dated March 25, 2004, the Investment Manager receives a fee at the annual rate of

Up to $250 million of average daily net assets . . . 0.50%
From $250 million to $500 million . . . 0.45%
Over $500 million . . . 0.40%

The foregoing fees are calculated on the daily value of each Fund’s net assets at the close of each business day. The foregoing fees for Midas Fund and Special Fund are higher than fees paid by most other investment companies.

The Investment Management Agreements provide that the Investment Manager shall waive all or part of its fee or reimburse a Fund monthly if and to the extent that the aggregate operating expenses of a Fund exceed the most restrictive limit imposed by any state in which shares of a Fund are qualified for sale, or such lesser amount as may be agreed to by the Funds’ Boards and the Investment Manager. Currently, the Funds are not subject to any such state imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. In addition, with respect to Perpetual Portfolio, the Investment Manager has contractually agreed to waive its entire fee for the period April 24, 2008 to April 29, 2009. The Investment Manager may continue such waiver after April 29, 2009, but it is not contractually obligated to do so.

During the fiscal years ended December 31, 2005, 2006, and 2007 the Funds paid the Investment Manager the following fees and the Investment Manager waived the following fees:

Year	Fund Name	Amount Paid	Fees Waived

2005	Perpetual Portfolio Midas Fund Special Fund	$0 $542,340 $156,334	$72,762 $0 $0
2006	Perpetual Portfolio Midas Fund Special Fund	$0 $1,217,825 $150,053	$67,633 $0 $0
2007	Perpetual Portfolio Midas Fund Special Fund	$0 $1,918,084 $157,597	$68,436 $0 $0

Pursuant to the Investment Management Agreements, if requested by the Funds’ Boards, the Investment Manager may provide other services to the Funds, such as the functions of billing, accounting, certain shareholder communications and services, administering state and federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. During the fiscal years ended December 31, 2005, and 2006, and 2007 the Funds reimbursed the Investment Manager as follows:

Year	Fund Name	Reimbursement Amount
2005	Perpetual Portfolio Midas Fund Special Fund	$33,827 $123,428 $38,531
2006	Perpetual Portfolio Midas Fund Special Fund	$6,060 $128,639 $11,940
2007	Perpetual Portfolio Midas Fund Special Fund	$12,070 $154,805 $13,090

Under the Investment Management Agreement for Midas Fund, the Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to: (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and IRPAF; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing, and mailing the Prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board of Directors and shareholders meetings; (l) fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

Under the Investment Management Agreements for Special Fund and Perpetual Portfolio, each Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fee, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.

The Investment Management Agreements provide that the Investment Manager will not be liable to a Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreements, however, shall be construed to protect the Investment Manager against any liability to a Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreements.

Each Investment Management Agreement will continue automatically for successive periods of twelve months, provided that its continuance is specifically approved at least annually by (a) the applicable Fund’s Board or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act, and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. An Investment Management Agreement may be terminated without penalty at any time either by a vote of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to a Fund, and shall immediately terminate in the event of its assignment.

Performance Driven Properties, Inc., a wholly owned subsidiary of Winco, has granted the Funds a non-exclusive license to use various service marks and domain names including “Midas” under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Investment Manager or another subsidiary of Winco is not the Funds’ investment manager. If the license is terminated, the Funds will eliminate all reference to those marks in their corporate name and cease to use any of such service marks or any similar service marks in its business.

PORTFOLIO MANAGERS

Perpetual Portfolio’s portfolio is managed by the IPC. The following table provides information relating to each member and their role within the IPC.

Name	Title
Thomas B. Winmill	Chairman
Bassett S. Winmill	Chief Investment Strategist
John F. Ramírez	Director of Fixed Income
Heidi Keating	Trading

Thomas B. Winmill is the portfolio manager of Midas Fund. Bassett S. Winmill is the portfolio manager of Special Fund. Each portfolio manager receives compensation for his services. As of December 31, 2007, the portfolio manager compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of a portfolio manager’s compensation may be deferred based on criteria established by the Investment Manager, or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The primary components of each portfolio manager’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance of the Investment Manager and its affiliates. A subjective component of each portfolio manager’s annual bonus is based on the portfolio manager’s overall contribution to management of the Investment Manager and its affiliates. Portfolio managers may receive an asset level bonus upon assets under management in the ICC reaching certain levels. Each portfolio manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of parent of the Investment Manager and its affiliates.

The portfolio manager compensation plan may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple Funds and accounts. Each portfolio manager may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.

The following table provides information relating to other (non-registrant) accounts managed where the portfolio manager is jointly or primarily responsible for day to day management as of June 30, 2008. No portfolio manager manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Managers		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	1
	Assets (millions):	$43	N/A	$6
Bassett S. Winmill	Number:	1	N/A	N/A
	Assets (millions):	$34	N/A	N/A
John F. Ramírez	Number:	0	N/A	N/A
	Assets (millions):	$0	N/A	N/A
Heidi Keating	Number:	0	N/A	N/A
	Assets (millions):	$0	N/A	N/A

                As of June 30, 2008, the dollar range of shares beneficially owned by: Bassett S. Winmill of Special Fund was $50,001-$100,000 and of Perpetual Portfolio was $1-$10,000; Thomas B. Winmill of Midas Fund was $1-$10,000 and of Perpetual Portfolio was $1-$10,000; John F. Ramírez of Perpetual Portfolio was $0; and Heidi Keating of Perpetual Portfolio was $0.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement, the Distributor, whose address is 11 Hanover Square, New York, NY 10005, acts as principal distributor of each Fund’s shares. Under the Distribution Agreement with each Fund, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of each Fund. Fund shares are sold continuously.

Pursuant to Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, Perpetual Portfolio and Midas Fund each pays the Distributor monthly a fee of 0.25% per annum of the Fund’s average daily net assets as compensation for its distribution and service activities. Pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, Special Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund average daily net assets as compensation for service activities and a fee in the amount of 0.75% of the Fund average daily net assets as compensation for distribution activities. During the fiscal year ended December 31, 2007, Perpetual Portfolio, Midas Fund, and Special Fund paid to the Distributor a fee in the amount of $34,218 (all of which was waived), $481,196, and $165,825, respectively, under the Plans. With respect to Perpetual Portfolio, the Distributor has contractually agreed to waive the Rule 12b-1 fee for the period April 29, 2008 to April 29, 2009. The Distributor may continue such waiver after April 29, 2009, but is not contractually obligated to do so.

In performing distribution and service activities pursuant to the Plans, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Fund shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Funds, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of a Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

Among other things, the Plans provide that: (1) the Distributor will submit to the Funds Boards at least quarterly, and the Boards will review, reports regarding all amounts expended under the Plans and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Boards, including those Directors who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plans (“Plan Directors”), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of a Fund; (3) payments by a Fund under a Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund; and (4) while the Plans remain in effect, the selection and nomination of Directors who are not “interested persons” of the Funds shall be committed to the discretion of the Directors who are not interested persons of the Funds.

The Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. (“Hanover Direct”), a wholly owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Funds’ shares. Bassett S. Winmill, an interested person of the Funds, owns 100% of the voting securities of Winco. Hanover Direct will provide services to the Distributor on behalf of the Funds at standard industry rates, which includes commissions. The amount of Hanover Direct’s commissions over its cost of providing Fund marketing will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct’s costs exceed such commissions, Hanover Direct will absorb any of such costs. The Hanover Direct agreement has been approved by the Boards and by the Plan Directors.

It is the opinion of the Boards that the Plans are necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable a Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plans is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Funds’ ability to maintain a high level of quality shareholder services.

The Plans increase the overall expense ratio of the Funds; however, a substantial decline in Fund assets is likely to increase the portion of a Fund’s expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plans), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale down levels), as well as of fixed costs. Nevertheless, the net effect of the Plans is to increase overall expenses. To the extent the Plans maintain a flow of subscriptions to the Funds, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to a Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of a Fund has any direct or indirect financial interest in the operation of a Plan or any related agreement.

The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, public relations, postage, and dealer payments.

During the Funds’ fiscal year ended December 31, 2007, payments were made under the Plans covered the following activities in the following approximate amounts:

Activity	Midas Fund	Special Fund	Perpetual Portfolio
Advertising[1]	$66,237	$0	$0

Printing and Mailing Prospectuses[2]	$49,997	$27,462	$4,291

Payments to the Third Parties[3]	$219,898	$41,049	$71

Compensation of Sales Personnel[4]	$110,665	$73,938	$22,600

Miscellaneous Expenses[5]	$34,399	$23,375	$7,255

1 Including print, video, and public relations expenses.

2 Printing, postage, and fulfillment expenses for prospectuses, shareholder reports, and other Fund literature.

3 Dealer payments for distribution of Funds shares.

4 ISC personnel.

5 Including allocated occupancy and telephone expenses.

These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to a Plan for such period and then applying such ratio to the total amount of compensation paid by a Fund and received by the Distributor (except with regard to Perpetual Portfolio, where the Distributor waived actual payment) pursuant to the Plan for such period.

DETERMINATION OF NET ASSET VALUE

A Fund’s NAV per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange (“NYSE”) (currently, 4:00 p.m., eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading (“Business Day”). The NYSE is generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (Presidents’ Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System (“NMS”) are valued at the last reported sales price on the day the valuations are made, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value. Securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Bullion, if any, is valued at 4:00 p.m., eastern standard time, at the mean between the last available bid and ask quotations of the Bloomberg Composite (NY) Gold Spot Price. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to Fund shareholders are recorded on the ex-dividend or ex-distribution date, respectively, and interest income is recorded on the accrual basis. Occasionally, events affecting the value of foreign securities and/or such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund’s NAV on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund’s Board as described in the Prospectus.

Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

PURCHASE AND REDEMPTION OF SHARES

A Fund will only issue shares upon payment of the purchase price by check made payable to the Fund’s order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder. Third party checks, credit cards, and cash will not be accepted. No share certificates will be issued. Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of the Fund or its transfer agent. Each Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. In order to permit the Fund’s shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Funds make no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax, or internet. Orders to purchase shares are not binding on a Fund until they are confirmed by the Fund’s transfer agent.

If an order is canceled because of non-payment or because the purchaser’s check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser’s account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders for shares of the Fund or any of the other Funds.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. A shareholder’s order will be priced at the Fund’s NAV next computed after such order is accepted by an authorized broker or the broker’s authorized designee. Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund’s Prospectus.

Each Fund may redeem for any reason, at any time, at current NAV all shares owned or held by any one shareholder having an aggregate current net asset value of any amount, subject to the requirements of applicable law. If not paid otherwise, account charges for the $20 small account fee will be paid by the Fund redeeming shares. Qualified plan accounts offered by the Funds, such as individual retirement accounts (“IRAs”) or health savings accounts (“HSAs”), do not have annual custodial fees. The annual custodial fees for such accounts will be borne by the Fund as a whole. IRA accounts, however, will be subject to a pre-age 59-½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA. HSA accounts, will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

Each Fund is designed as a long term investment, and short term trading is discouraged. Short term trading by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. To discourage short term trading, a Fund may temporarily suspend or terminate purchases and exchanges by investors or groups of investors who engage in short term trading practices, which the Fund, the Investment Manager, or the Distributor believes may have an adverse impact on the Fund.

“Late trading” refers to the practice of placing orders to purchase or redeem a mutual fund’s shares with the fund’s transfer agent or an authorized intermediary after the designated time (the “Pricing Time”) as of which the fund calculates its NAV (usually the close of trading on the New York Stock Exchange or 4:00 p.m. ET), but receiving the price based on the prior calculated NAV. “Late trading” also refers to the practice of placing conditional trade orders prior to the Pricing Time with the option of withdrawing or confirming the trade orders after the Pricing Time. Late traders gain the possibility of an information advantage based on news after the Pricing Time that could affect the value of a fund’s holdings but is not reflected in the NAV pricing for that day. The Investment Manager and the Distributor have established the following policies and procedures to detect and prevent late trading: no associated person of the Investment Manager or the Distributor may effect or facilitate late trading in the shares of any Fund; the Investment Manager, the Distributor, and their associated persons are prohibited from entering into any agreement or adopting any practice with the purpose of permitting any person to engage in late trading; all orders for trades in the shares of a Fund that are received after the Pricing Time for the Fund will be submitted for processing and pricing for the next calculated price; the transfer agent and its associated persons will not permit an investor, broker, or other intermediary to alter, cancel, or withdraw a trade order in the shares of a Fund after the Pricing Time for that Fund, except to correct a manifest error and subject to the approval of the CCO; any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to effect or facilitate late trading in the shares of a Fund must promptly report the actions to the CCO.

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Funds, such as Midas Fund and Special Fund, that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Market timing can have a dilutive effect on the value of the investments of long term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders. In order to assist in the detection and prevention of market timing that may have an impact on a Fund, the Investment Manager and the Distributor have established the following policies and procedures: the Investment Manager will monitor for market timers and will establish criteria by which to identify potential market timers and to determine whether further action is warranted; the Investment Manager may direct the transfer agent to reject any purchase or exchange orders, in whole or in part, including trading orders that in its opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). The Investment Manager may consider the trading history of accounts under common ownership or control to determine whether to direct the transfer agent to reject an order; it may be difficult to identify whether particular orders placed through banks, brokers, investment representatives, or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Investment Manager may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the affected Fund(s); the Investment Manager or the Distributor will seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor; any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to undertake, effect, or facilitate a market timing transaction contrary to a representation made in a Fund’s Prospectus or SAI will report the actions to the CCO.

If shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Midas Fund and Perpetual Portfolio

In-Kind Redemptions. Subject to the restrictions set forth below, a Fund may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Fund’s holdings in complete or partial payment of redemptions in instances where so doing would present an advantage to the Fund in pursuit of its tax planning objectives over a sale or other disposition of the assets. Although the Investment Manager believes it is unlikely that a Fund would ever use an asset other than gold or silver bullion or bullion type coins for any such in-kind redemptions, the assets would be selected by the Fund and, with respect to Perpetual Portfolio, generally would not reflect Target Percentages. The Funds would not require redeeming shareholders to accept any investment that is not readily tradable.

Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments. In order to reduce the possibility of inconvenience or loss, each Fund has agreed that it will not exercise its right to make such a required in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer. Further, the Funds will not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by a Fund to sell assets distributed to him or her, the Fund would deliver the assets to the shareholder, or at his or her request, to his or her bank.

Each Fund makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objectives. In accordance with these objectives, at the time the decision is made to dispose of assets, a Fund will decide whether to sell the assets or to distribute them in satisfaction of redemption requests. If a Fund ever elects to dispose of assets through such required in-kind redemptions, it will inform its transfer agent of the specific assets to be used and the order in which to use them. The transfer agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the transfer agent would continue to effect all redemption requests for the Fund with in-kind distributions until the designated assets were exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of a designated asset or if a particular redemption request would result in a distribution of assets that, in the estimation of the Investment Manager, could not then be sold at a cost of 2% or less of the value of the assets.

ALLOCATION OF BROKERAGE

Each Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide brokerage and research services. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on brokerage and research services furnished to the Investment Manager. Although Fund transactions in some securities are usually with dealers acting as principals at net prices incur little or no brokerage costs, in other circumstances, however, the Fund will engage a broker as agent for a commission to effect transactions for such similar securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be “deemed to have acted unlawfully or to have breached a fiduciary duty” solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers.

Sometimes, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor can the value of such services to the Fund be measured in some cases. There is no certainty that such services so acquired, will be beneficial to the Fund. These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which presently include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various research oriented computer hardware, software, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision making responsibilities for transactions effected by such broker/dealers for the Fund. Commission “soft dollars” may be used only for “brokerage and research services” provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission “soft dollars” do not result in the provision of any “brokerage and research services” by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

During the fiscal years ended December 31, 2005, 2006, and 2007, Perpetual Portfolio did not pay any brokerage commissions and Midas Fund and Special Fund paid the following brokerage commissions:

Year	Fund Name	Total Amount Paid
2005	Midas Fund Special Fund	$147,228 $24,102

2006	Midas Fund Special Fund	$667,228* $17,763

2007	Midas Fund Special Fund	$1,044,458* $8,414

*The increase in the aggregate dollar amount of brokerage commissions paid by Midas Fund for the years 2005-06 and 2006-07 can be attributed to the increase in assets of the Fund.

Bunched Trades

Investment decisions for a Fund are made independently based on each Fund’s investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds in the Investment Company Complex. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a “bunched trade”) so that all Funds participating in the bunched trade receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating Funds pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular Fund to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the Fund’s pro rata allocation shall be reallocated to the other Funds that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include: (i) partial fills and special Funds (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated Funds with special investment objectives and policies some degree of priority over other types of Funds.); or (ii) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the Funds originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to a Fund, the Investment Manager believes that a bunched trade can generally result in more equitable execution and prices. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund’s Investment Manager in servicing all of its Funds and other accounts and not all of these services may be used by the Investment Manager in connection with the Funds.

Other

A Fund is not obligated to deal with any particular broker/dealer. Certain broker/dealers that Funds in the Investment Company Complex do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting common stock of Winco, the parent of the Investment Manager, or shares of Winco’s publicly traded affiliates.

A Fund’s portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual purchases or sales of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for recognition of short term capital gains and resulting larger taxable distributions to shareholders.

Certain broker/dealers are paid a fee for record keeping, shareholder communications, and other services provided by them to investors purchasing shares of a Fund through the “no transaction fee” or other programs offered by such brokers. This fee is based on the value of the investments in a Fund made by such brokers on behalf of investors participating in such programs. The Funds’ Boards have authorized the Investment Manager to place Fund brokerage transactions with such brokers on the same basis as other brokers. Commissions earned by such brokers from executing portfolio transactions on behalf of a Fund may be credited by them against the fee they charge a Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

DISTRIBUTIONS AND TAXES

Taxation of the Funds

To continue to qualify for treatment as an RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.

If a Fund failed to qualify for treatment as an RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e.,the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that each will be able to do so.

The Funds’ use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Each Fund may acquire zero coupon securities or other securities issued with original issue discount (“OID”). As a holder of those securities, each Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income that a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust (“REIT”)) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

An RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that an RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) an RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds’ Shareholders

Fund dividends, if any, derived from interest on certain U.S. Government Securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet, but income from repurchase agreement s and interest on mortgage-backed U.S. Government Securities generally are not so exempt.

A portion of Midas Fund’s or Special Fund’s dividends may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to certain holding period and other restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

If a shareholder purchases shares of a Fund within 30 days before or after redeeming other shares of that Fund at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

CAPITAL STOCK INFORMATION

Midas Fund and Perpetual Portfolio each has authorized capital of one billion shares of common stock, par value $0.01 per share. Special Fund has authorized capital of 500 million shares of common stock, par value $0.01. The Funds may issue additional series of shares. Currently, the Funds each offer only one class of shares, but the Boards are authorized to create additional classes and series.

Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights. Shares may be redeemed from a Fund at their then current net asset value on any day that the Fund is open for business.

There will be no annual meeting of stockholders of a Fund for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board or the president deems appropriate; or (c) as called by the secretary upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting, provided that (i) the stockholders’ request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

REPORTS TO SHAREHOLDERS

Each Fund issues, at least semi-annually, a report to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of each Fund. Each Fund’s fiscal year ends on December 31.

CUSTODIAN AND TRANSFER AGENT

                State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, has been retained to act as Custodian of each Fund’s investments (except gold bullion and other precious metals) and may appoint one or more subcustodians. The Custodian is responsible for the safekeeping of a Fund assets and (its affiliate) acts as securities lending agent and provides credit facilities to the Funds. As part of its agreement with the Funds, the Custodian may apply credits or charges for its services to the Funds for, respectively, positive or deficit cash balances maintained by the Funds with the Custodian. HSBC Bank USA, N.A., 452 Fifth Avenue, New York, NY 10018, has been retained to act as Bullion Custodian of Midas Fund’s investments in gold bullion and other precious metals. Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as the Funds Transfer and Dividend Disbursing Agent and performs accounting services for the Funds.

The Funds and/or the Distributor has entered into certain agreements with third party service providers (“Recordkeepers”) pursuant to which the Funds participate in various “no transaction fee” and other distribution programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to a Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Fund’s Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait, Weller”), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is each Fund’s IRPAF. Tait, Weller audits each Fund’s financial statements annually.

APPENDIX A – DESCRIPTIONS OF BOND RATINGS

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger that the Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-1

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. Corporate Bond Ratings

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

A-2

APPENDIX B – PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES

2008

Midas Perpetual Portfolio, Inc.

Midas Fund, Inc.

Midas Special Fund, Inc.

Each of Midas Perpetual Portfolio, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Funds”) delegate the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to RickMetrics Group, Inc. (“RiskMetrics”). A concise summary of the Proxy Voting Guidelines of RiskMetrics (see attached) is incorporated by reference herein as such Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to RiskMetrics on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURESsupercede the Proxy Voting Guidelines of RiskMetrics in their entirety. In all cases, a Fund’s proxies will be voted in the best interests of the Fund.

With respect to a vote upon which a Fund overrides the delegation to RiskMetrics, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, a Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM

NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be “violated.” In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position. We may also elect to abstain or not vote on any given matter.

January 1, 2008

ISS Goverance Services Concise Summary of 2008 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of audit committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive’s pay and company performance;
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

- serves as liaison between the chairman and the independent directors;

- approves information sent to the board;

- approves meeting agendas for the board;

- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

- has the authority to call meetings of the independent directors;

- if requested by major shareholders, ensures that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
  The company does not have any problematic governance issues. Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;
  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;
  One or more of the dissident’s candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;
  A comparison of the governance provisions;
  Comparative economic benefits; and
  A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.
Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

          The total cost of the company’s equity plans is unreasonable;

          The plan expressly permits the repricing of stock options without prior shareholder approval;

          There is a disconnect between CEO pay and the company’s performance;

          The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

          or The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:

  Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);
  Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);
  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;
  New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);
  Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay; -Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level); -Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
  Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
  Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);
  Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);
  Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

  Director stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period: -A minimum vesting of three years for stock options or restricted stock; or -Deferred stock payable at the end of a three-year deferral period.
  Mix between cash and equity:
    A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or
    If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites provided to non-employee directors; and
  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:
    Purchase price is less than 85 percent of fair market value; or
    Offering period is greater than 27 months; or
    The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded. If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants. Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Transfer value to third-party financial institution, employees and the company. Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance-driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
  An executive may not trade in company stock outside the 10b5-1 Plan.
  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or
  If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of the lending products in question;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.
Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies or violations. Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.
Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company’s level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Part C. Other Information

Item 23. Exhibits

(a)	(1)	Amended and Restated Articles of Incorporation. (1)
	(2)	Articles of Amendment. (2)
	(3)	Articles Supplementary. (2)
(b)	(1)	Amended Bylaws. (3)
(c)	(1)	Amended and Restated Articles of Incorporation. (1)
	(2)	Articles of Amendment. (2)
	(3)	Articles Supplementary. (2)
	(4)	Amended Bylaws. (3)
(d)	(1)	Investment Management Agreement. (7)
(i) Fee waiver agreement. (8)
(e)	(1)	Distribution Agreement. (7)
(i) Fee waiver agreement. (8)
	(2)	Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc. (1)
(f)		Not applicable.
(g)	(1)	Form of Custody Agreement. (4)
	(2)	Supplement to Custody Agreement. (3)
(h)	(1)	Form of Transfer Agency and Investment Accounting Agreement with Unified Fund Services, Inc. (4)
	(2)	(i) Committted Credit Facility Agreement. (5)
(ii) Uncommittted Credit Facility Agreement. (5)
	(3)	Form of Segregated Account Procedural and Safekeeping Agreement. (6)
(i)		To be filed.
(j)		To be filed.
(k)		Not applicable.
(l)		Not applicable.
(m)		Plan of Distribution. (1)
(n)		Not applicable.
(o)		Reserved.
(p)		Amended Code of Ethics. (5)

(1)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 51 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on October 26, 1995.

(2)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 56 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on July 12, 1999.

	(3)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 58 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on May 1, 2001.
(4)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 59 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on April 22, 2002.

(5)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 61 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on April 29, 2004.

(6)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 54 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on September 3, 1998.

	(7)	Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 63 to the registration statement of Midas Dollar Reserves, Inc., SEC file number 2-57953, filed on April 29, 2005.
(8)
Incorporated herein by reference to the corresponding exhibit to Post- Effective Amendment No. 67 to the registration statement of Midas Dollar Reserves, Inc., SEC file number 2-57953, filed on April 29, 2008.

Item 24. Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 25. Indemnification

        The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

        The Registrant’s amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expenses as provided in the Bylaws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

        Section 11.01 of Article XI of the Bylaws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the Bylaws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

        The Registrant’s Investment Management Agreement between the Registrant and Midas Management Corporation (the “Investment Manager”) provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

        Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. (“Service Center”) provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

        The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and Bylaws and the above described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

        The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated (“Winco”). Winco is also the parent of CEF Advisers, Inc. (“CEF”), a registered investment adviser and Service Center, the Fund’s distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Fund, Inc. CEF serves as investment manager to Global Income Fund, Inc. and Foxby Corp.

        In addition, Thomas B. Winmill, Esq. is (i) Director, Chief Executive Officer, President of and General Counsel to the Fund; (ii) President of the Investment Manager, Service Center (the Fund’s distributor and a registered broker-dealer) and their affiliates; (iii) President and a director of Bexil Corporation, 11 Hanover Square, New York, NY 10005; and (iv) General Counsel of Tuxis Corporation, 11 Hanover Square, New York, NY 10005.

Item 27. Principal Underwriters

a)	Service Center serves as principal underwriter of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Fund, Inc.

b)	Service Center serves as the Registrant’s principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal Business Address	Position and Offices with Service Center	Position and Offices with Registrant

Thomas B. Winmill 11 Hanover Square New York, NY 10005	Director, Chairman, President, Chief Executive Officer, and General Counsel	Director, Chairman, President, Chief Executive Officer, and General Counsel

Bassett S. Winmill 11 Hanover Square New York, NY 10005	Control Person	Chief Investment Strategist

Thomas O'Malley 11 Hanover Square New York, NY 10005	Director, Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer	Vice President, Treasurer, Chief Accounting Officer, Chief Financial Officer

John F. Ramirez 11 Hanover Square New York, NY 10005	Vice President, Chief Compliance Officer, and Secretary	Vice President, Chief Compliance Officer, and Secretary

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

        The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of the Registrant's custodian) and Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 (the offices of the Registrant's Transfer Dividend Disbursing Investment Accounting Services Agent).

Item 29. Management Services

        Not applicable.

Item 30. Undertakings

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 15th day of October, 2008.

MIDAS DOLLAR RESERVES, INC.

/s/ Thomas B. Winmill
By: Thomas B. Winmill
President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas B. Winmill	Chairman, Director, President,	October 15, 2008
Thomas B. Winmill	Chief Executive Officer, and General Counsel

/s/ Robert D. Anderson	Vice Chairman, Director	October 15, 2008
Robert D. Anderson
/s/ Thomas O'Malley	Treasurer, Chief Accounting Officer, Chief Financial Officer	October 15, 2008
Thomas O'Malley

/s/ Bruce B. Huber	Director	October 15, 2008
Bruce B. Huber
/s/ James E. Hunt	Director	October 15, 2008
James E. Hunt
/s/ Peter K. Werner	Director	October 15, 2008
Peter K. Werner